Filed Pursuant to Rule 497(e)
Registration No. 33-10583
THE GAMCO GROWTH FUND
(the “Fund”)
Supplement dated June 30, 2011
to the Fund’s AAA Prospectus dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Fund have not changed.
The following paragraph has been inserted on page 10 of the Fund’s AAA Prospectus under the paragraph entitled “Telephone or Internet Investment Plan.” found in the “Purchase of Shares” section:
Voluntary Conversion. Shareholders who currently hold Class AAA Shares and are eligible to purchase Class I Shares may convert existing Class AAA Shares to Class I Shares of the same fund through their dealer if the dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class AAA Shares to Class I Shares is not treated as a taxable event.